UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2023

EVELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
620 Memorial Drive
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)
(617) 577-0300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On July 14, 2023, Evelo Biosciences, Inc. (the “Company”), entered into a Sublease Termination and Surrender Agreement (the “Termination Agreement”) with Bio-Rad Laboratories, Inc. (“Bio-Rad”), pursuant to which the parties agreed to terminate that certain Sublease Agreement, by and between the Company and Bio-Rad, dated as of December 27, 2017 (the “Sublease”), effective as of September 15, 2023 (the “Effective Date”). Under the Sublease, the Company leases approximately 40,765 square feet of office and laboratory space located at 620 Memorial Drive in Cambridge, Massachusetts (the “Premises”). The Sublease was previously scheduled to terminate, in accordance with its terms, on September 30, 2025, unless sooner terminated or cancelled in accordance with the terms and conditions of the Sublease. As of the Effective Date, the Company shall have no further subleasehold or other right, title, or interest in the Premises. In exchange for the early termination of the Sublease pursuant to the Termination Agreement, the Company agreed to make a one-time termination payment to Bio-Rad in the amount of $523,556 and Bio-Rad is also entitled to draw on a letter of credit in an amount equal to $850,000 and retain such proceeds. Further, Bio-Rad may be entitled to an additional payment of up to $2,500,000 in connection with the Company’s completion of a Monetization Event (as defined in the Termination Agreement).
The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement , a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02    Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sublease Termination and Surrender Agreement, executed as of July 14, 2023, by and between Evelo Biosciences, Inc. and Bio-Rad Laboratories, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: July 20, 2023	By:	/s/ Marella Thorell
Marella Thorell
Chief Financial Officer and Treasurer